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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 28, 1994



                     ASSOCIATED NATURAL GAS CORPORATION
________________________________________________________________________________
              (exact name of registrant as specified in its charter)

    Delaware                       1-1008                        84-1006841
________________________________________________________________________________
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
 incorporation)


370 Seventeenth Street, Suite 900, Denver, Colorado                 80202
________________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code:  (303) 595-3331
                                                    ____________________________


                                    N/A
________________________________________________________________________________
         (Former name or former address, if changed since last report)





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Item 5.  Other Events
         ____________

       Associated Natural Gas Corporation (the "Company") issued a press release on November 28, 1994, announcing the settlement of certain litigation relating to the transactions contemplated by the Agreement and Plan of Merger dated as of October 9, 1994, among the Company, Panhandle Eastern Corporation and Panhandle Acquisition Two, Inc. A copy of the press release and the Amendment to the Merger Agreement, the Amendment to the Stock Option Agreement and the Settlement Agreement described therein are attached hereto as Exhibits 1 through 4, respectively, and are incorporated herein by reference.

Item 7(c).  Exhibits.
            _________

      99.1. Press Release dated November 28, 1994.

      99.2. Amendment to Agreement and Plan of Merger among the Company, Panhandle Eastern Corporation and Panhandle Acquisition Two, Inc., dated as of November 28, 1994.

      99.3. Amendment to Stock Option Agreement between the Company and Panhandle Eastern Corporation, dated as of November 28, 1994.

      99.4. Settlement Agreement dated November 28, 1994.





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                                  SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ASSOCIATED NATURAL GAS CORPORATION


                                    By: /s/ HAROLD R. LOGAN, JR.
                                        -------------------------------------
                                        Name:  Harold R. Logan, Jr.
                                        Title: Senior Vice President - Finance

Dated: November 29, 1994
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                                 EXHIBIT INDEX

  EXHIBIT
  _______

  99.1. Press Release dated November 28, 1994.

  99.2. Amendment to Agreement and Plan of Merger among the Company, Panhandle Eastern Corporation and
        Panhandle Acquisition Two, Inc. dated as of
        November 28, 1994.

  99.3. Amendment to Stock Option Agreement between the
        Company and Panhandle Eastern Corporation, dated as of November 28, 1994.

  99.4. Settlement Agreement dated November 28, 1994.





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